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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): June 22, 1999




                               CAFE ODYSSEY, INC.
             (Exact name of registrant as specified in its charter)



          Minnesota                                               31-1487885
(State or other jurisdiction             0-23243                (IRS Employer
      of incorporation)          (Commission File Number)    Identification No.)




                4801 West 81st Street, Suite 112, Bloomington, MN       55437
                    (Address of principal executive offices)          (Zip Code)


          (Former Name or Former Address, if Changed Since Last Report)

       Registrant's telephone number, including area code: (612) 837-9917



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Item 5.           OTHER EVENTS


         The Registrant's Press Release dated June 25, 1999, which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits
                  2.0 Agreement and Plan of Merger dated as of June 1, 1999 among Cafe' Odyssey, Inc., Stephen D. King, popmail.com, inc., all of the holders of common stock of popmail.com, inc. and Cafe Odyssey Acquisition Subsidiary, Inc.
                  3.1a Articles of Incorporation, as amended (incorporated herein by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-QSB for the quarter ended April 4, 1999)
                  3.1b Certificate of Designation of Series B Convertible Preferred Stock
                  4.0 Form of Warrant (the series of Warrants initially covers 4,407,098 shares of common stock; subject to adjustment)
                  10.1 Indemnification Agreement between Cafe' Odyssey, Inc. and LegacyMaker, Inc.
                  10.2   Escrow Agreement by and among popmail.com, inc., James
                         L. Anderson, as Attorney-in-Fact for certain
                         Shareholders, Cafe' Odyssey, Inc., Cafe' Odyssey Acquisition Subsidiary, Inc. and Thompson & Knight, a professional corporation.

                  10.3 Agreement by and between Cafe Odyssey, Inc. and James L. Anderson

                  10.4 Indemnification Agreement between popmail.com, Inc. and Stephen D. King

                  10.5 Employment Agreement by and between Cafe Odyssey, Inc. and Stephen D. King


                  99.1   Press Release dated June 25, 1999.






















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CAFE ODYSSEY, INC.


Date:   June 23, 1999                 By:  /s/ Stephen King
                                         ---------------------------------------
                                      Name:    Stephen King
                                      Title:   Chief Executive Officer



























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